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                                                                     EXHIBIT 4.1

NUMBER                                                                  SHARES



COMMON STOCK

          INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

                                 MAXIMUS, INC.

NO PAR VALUE                                          CUSIP 577933 10 4
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

       THIS CERTIFICATE IS TRANSFERABLE UPON THE BOOKS OF THE CORPORATION

This Certifies that

                             _____________________

                             _____________________

                             _____________________

is the owner of              _____________________

          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

MAXIMUS, Inc. transferable upon the books of the corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the Commonwealth of Virginia and to the certificate of incorporation and amendments thereof and by-laws of the corporation. This cerificate is not valid until countersigned by the transfer agent and registered by the registrant.

        In Witness Whereof, MAXIMUS, Inc. has caused its corporate seal to be hereunto affixed and its certificate to be signed by its duly authorized officers.


/s/ F. Arthur Nerret             /s/ SEAL              /s/ David V. Mastran

     Treasurer                                               President


                                    COUNTERSIGNED AND REGISTERED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR

                                    BY ________________________
                                       AUTHORIZED SIGNATURE
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                                 MAXIMUS, INC.

        Upon written request the Company will furnish in writing and without charge to each shareholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof authorized by the Company including the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common
        TEN ENT -- as tenants by the entireties
        JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

        UNIF GIFT MIN ACT -- _________________ Custodian _________________
                                 (Cust)                      (Minor)
                             under Uniform Gifts to Minors
                             Act _________________________________________
                                                (State)

      Additional abbreviations may also be used though not in the above list.

For value received, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the promises.

Dated _____________________________________

                                  ______________________________________________
                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

____________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.